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                               BERGER GROWTH FUND
                           BERGER MID CAP GROWTH FUND
                        BERGER SMALL COMPANY GROWTH FUND

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                         PROSPECTUS DATED JUNE 14, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger Small Company Growth Fund. Also effective July 19, 2002, Berger Financial Group LLC Vice President and Portfolio Manager Steven L. Fossel will join Mr. Tracey as portfolio manager of Berger Mid Cap Growth Fund and Berger Growth Fund. Messrs. Tracey and Fossel will manage Berger Mid Cap Growth Fund and Berger Growth Fund as a team. Mr. Fossel will continue his position as sole portfolio manager of Berger Large Cap Growth Fund.

         The section "Organization of the Berger Funds Family" of the Prospectus is amended accordingly.